UNITED STATES
SECEURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 1, 2019

Continental Building Products, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36293	61-1718923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

12950 Worldgate Drive, Suite 700, Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

(703) 480-3800
(Registrant's telephone number, including the area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol (s)	Name of Exchange on Which Registered
Common Stock, $0.001 par value per share	CBPX	New York Stock Exchange

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendments to Amended and Restated Certificate of Incorporation
As described below under Item 5.07 of this Current Report on Form 8-K, on May 1, 2019, at the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of Continental Building Products, Inc. (the "Company"), the Company's stockholders, upon the recommendation of the Company's Board of Directors (the "Board"), approved amendments to the Company's Amended and Restated Certificate of Incorporation (the "Charter") that:

(i)
reduce the stockholder vote required to adopt, amend or repeal any provision of the Company's certificate of incorporation or the Company's bylaws from 66⅔% to a majority of, in either case, the voting power of the Company's stock outstanding and entitled to vote thereon, and

(ii)
remove the provision stating that directors could be removed from office, only for cause, upon the affirmative vote of at least 66⅔% of the voting power of the Company's stock outstanding and entitled to vote thereon, so that the default provision under Delaware General Corporation Law (which requires the vote of a majority of the shares then entitled to vote at an election of directors) will apply.

The amendments to the Charter approved by stockholders also included other immaterial changes that remove legacy provisions that were no longer applicable. The foregoing amendments to the Charter (the "Charter Amendments") are described in greater detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2019 (the "Proxy Statement").
The Charter Amendments became effective on May 2, 2019 upon the Company filing the Second Amended and Restated Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware.
Amendments to Amended and Restated Bylaws
As disclosed in the Proxy Statement, the Board also approved amendments to the Company's Amended and Restated Bylaws that conform to the Charter Amendments, with the approval of such bylaw amendments contingent upon stockholder approval and implementation of the Charter Amendments. These bylaw amendments became effective immediately upon the filing of the Second Amended and Restated Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware on May 2, 2019.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 1, 2019, the Company held the Annual Meeting, at which the following items were voted upon. Each proposal is summarized in greater detail in the Proxy Statement.

(1)	Election of Class I and Class II Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
James Bachmann (Class II)	30,790,624	121,962	68,895	1,819,231
Michael Keough (Class I)	28,074,840	2,837,570	69,071	1,819,231
Ira Strassberg (Class II)	30,785,346	127,064	69,071	1,819,231
Chantal Veevaete (Class I)	30,643,829	268,682	68,970	1,819,231

(2)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

For	Against	Abstain	Broker Non-Votes
32,721,140	12,006	67,566	—

(3)	Approval, on an advisory basis, of the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
30,093,474	765,383	122,624	1,819,231

(4)	Approval of amendments to the Charter to remove supermajority voting standards applicable to the following actions:

(4a)	Stockholder approval of future amendments to the Company’s certificate of incorporation and bylaws:

For	Against	Abstain	Broker Non-Votes
30,959,322	14,317	7,842	1,819,231

(4b)	Removal of directors (including other immaterial changes that remove legacy provisions that were no longer applicable):

For	Against	Abstain	Broker Non-Votes
30,940,518	13,719	27,244	1,819,231
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Number	Description
3.1	Second Amended and Restated Certificate of Incorporation.
3.2	Second Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Building Products, Inc.

May 7, 2019	/s/ Timothy A. Power
Date	Timothy A. Power
Senior Vice President and General Counsel

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